Nationwide Life Insurance Company • Nationwide VLI Separate Account-4	Nationwide Life and Annuity Insurance Company • Nationwide VL Separate Account-C • Nationwide VL Separate Account-D

Prospectus supplement dated February 14, 2012 to
Bank One/One Investor PCVUL prospectus dated May 1, 2008;
BOA COLI Future NLAIC and BOA CVUL prospectus dated May 1, 2008;
BOA COLI Future, BAE Future Corporate FPVUL, Future Executive VUL, Marathon CVUL, and
Next Generation Corporate FPVUL prospectus dated May 1, 2011

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The Board of Trustees of Invesco voted to merge the Invesco – Invesco V.I. Capital Development Fund: Series I Shares into the Invesco – Invesco Van Kampen V.I. Mid Cap Growth Fund: Series I Shares effective on or about April 27, 2012.  Subject to shareholder approval, after the close of business on or about April 27, 2012, any account value allocated to the Invesco – Invesco V.I. Capital Development Fund: Series I Shares will be transferred to the Invesco – Invesco Van Kampen V.I. Mid Cap Growth Fund: Series I Shares.

In connection with this merger, effective April 27, 2012, the Invesco – Invesco Van Kampen V.I. Mid Cap Growth Fund: Series I Shares is added to the policy as an investment option and "Appendix A: Sub-Account Information" is revised to add the following:

Invesco - Invesco Van Kampen V.I. Mid Cap Growth Fund: Series I
This sub-account is only available for policies issued before December 31, 2011.
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Capital growth.

Additionally, all references to Invesco – Invesco V.I. Capital Development Fund: Series I Shares are removed.